                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 1998

                         Commission file number 0-26980

                            ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                             33-0160968
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

    245 FISCHER AVENUE, D-1
        COSTA MESA, CA                                             92626
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)



        REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial statements of business acquired.

     The audited financial statements of Golden Creek Inn, Hillcrest Inn, Berkshire, Encino Hills Terrace, Willow Glen Villa and Hillsdale Manor Retirement and Convalescent Home (collectively the "Assisted Living Group"), as of March 31, 1998, required by this item are attached.

(b)   Pro forma financial information

     The Unaudited Pro Forma Condensed Financial Statements are presented which reflect the acquisition of certain assets of the Assisted Living Group by ARV Assisted Living ("ARV" or the "Registrant"). The Unaudited Pro Forma Condensed Financial Statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the periods presented.

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on the historical balance sheet as of March 31, 1998 and is presented as if the acquisition had been consummated at that date. The Unaudited Pro Forma Condensed Consolidated Statements of Operations is based on the historical statements of operations of each of the Assisted Living Group and the Registrant for the nine-months ended December 31, 1997 and the three-months ended March 31, 1998, and reflects certain adjustments to give effect to the acquisition as if it had occurred on April 1, 1997.

     Pro forma adjustments are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments included in the Unaudited Pro Forma Consolidated Financial Statements are expected as evaluations of assets are completed and additional information becomes available. Accordingly, the final allocation values will differ from the amounts used to calculate the adjustments in the Unaudited Pro Forma Condensed Consolidated Statement of Operations.

                 ARV Assisted Living Inc. and Subsidiaries
         Unaudited Pro Forma Condensed Consolidated Balance Sheet
                          (Amounts in thousands)



                                                             AS REPORTED      PRO FORMA          PRO FORMA
                                                           MARCH 31, 1998    ADJUSTMENTS      MARCH 31, 1998
                                                           --------------    -----------      --------------
                                  ASSETS
Current assets:
Cash and cash equivalents                                     $  77,126      $ (40,975)(B)     $  36,151
Restricted cash                                                  14,000        (14,000)(B)          --
Fees receivable and other amounts due from affiliates               988           --                 988
Prepaids and other assets                                         4,137           --               4,137
                                                              ---------      ---------         ---------
      Total current assets                                       96,251        (54,975)           41,276
                                                              ---------      ---------         ---------

Property, furniture and equipment                               118,896         50,200 (A)       169,096
Other non-current assets                                          7,227         20,025 (C)        27,252
Net non-current assets from discontinued operations               1,016           --               1,016
                                                              ---------      ---------         ---------
                                                                127,139         70,225           197,364
                                                              ---------      ---------         ---------

                                                              $ 223,390      $  15,250         $ 238,640
                                                              =========      =========         =========

                   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable                                              $   7,667      $    --           $   7,667
Accrued liabilities                                               2,766           --               2,766
Notes payable, current portion                                   10,174             88 (D)        10,262
Accrued interest payable                                            511           --                 511
Net current liabilities from discontinued operations              4,412           --               4,412
                                                              ---------      ---------         ---------
      Total current liabilities                                  25,530             88            25,618

Other non-current liabilities                                     1,099           --               1,099
Notes payable, less current portion                              80,633         15,162 (D)        95,795
                                                              ---------      ---------         ---------

      Total liabilities                                         107,262         15,250           122,512
                                                              ---------      ---------         ---------
Minority interest in majority owned entities                      7,548           --               7,548
                                                              ---------      ---------         ---------
Shareholders' equity:
      Common stock                                              143,104           --             143,104
      Accumulated equity (deficit)                              (34,524)          --             (34,524)
                                                              ---------      ---------         ---------
      Total shareholders' equity                                108,580           --             108,580
                                                              ---------      ---------         ---------
                                                              $ 223,390      $  15,250         $ 238,640
                                                              =========      =========         =========

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                    ARV Assisted Living Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  (Amounts in thousands, except per share data)



                                                         ARV ASSISTED      THE ASSISTED                          ARV ASSISTED
                                                         LIVING, INC.      LIVING GROUP                          LIVING, INC.
                                                          AS REPORTED         FOR THE                             PRO FORMA
                                                         THREE MONTHS      THREE MONTHS                          THREE MONTHS
                                                             ENDED             ENDED            PRO FORMA            ENDED
                                                        MARCH 31, 1998    MARCH 31, 1998       ADJUSTMENTS      MARCH 31, 1998
                                                        --------------    --------------       -----------      --------------
REVENUE:
     Assisted living community revenue                     $ 27,138          $  5,215          $    121 (A)        $ 32,474
     Management fees from affiliates                            189              --                --                   189
                                                           --------          --------          --------            --------
               Total revenue                                 27,327             5,215               121              32,663

EXPENSES
     Assisted living community operating expenses            16,670             3,429                 8 (B)          20,107
     Assisted living community lease expenses                 5,635             1,209              (149)(C)           6,695
     General and administrative                               5,874              --                --                 5,874
     Depreciation and amortization                            1,815               280               335 (D)           2,430
                                                           --------          --------          --------            --------
               Total expenses                                29,994             4,918               194              35,106
                                                           --------          --------          --------            --------

Income (loss) from operations                                (2,667)              297               (73)             (2,443)
                                                           --------          --------          --------            --------
OTHER INCOME (EXPENSE):
     Interest income                                          1,256              --                --                 1,256
     Other income, net                                           71              --                --                    71
     Interest expense                                        (1,284)             (299)             --   (E)          (1,583)
                                                           --------          --------          --------            --------
               Total other income (expense)                      43              (299)             --                  (256)
                                                           --------          --------          --------            --------

Loss from operations before income taxes                     (2,624)               (2)              (73)             (2,699)

Income tax expense                                                5              --                --                     5
                                                           --------          --------          --------            --------
Loss from operations before minority interest in
  income of majority owned entities                          (2,629)               (2)              (73)             (2,704)

Minority interest in income of majority owned entities          385              --                --                   385
                                                           --------          --------          --------            --------

Net loss                                                   $ (3,014)         $     (2)         $    (73)           $ (3,089)
                                                           ========          ========          ========            ========


Net loss per common share                                  $  (0.19)                                               $  (0.19)
                                                           ========                                                ========

Weighted average common shares outstanding                   15,855                                                  15,855
                                                           ========                                                ========



 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                    ARV Assisted Living Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  (Amounts in thousands, except per share data)


                                                         ARV ASSISTED        THE ASSISTED                            ARV ASSISTED
                                                         LIVING, INC.        LIVING GROUP                            LIVING, INC.
                                                          AS REPORTED           FOR THE                               PRO FORMA
                                                          NINE MONTHS         NINE MONTHS                            NINE MONTHS
                                                             ENDED               ENDED             PRO FORMA            ENDED
                                                       DECEMBER 31, 1997   DECEMBER 31, 1997      ADJUSTMENTS     DECEMBER 31, 1997
                                                       -----------------   -----------------      -----------     -----------------
REVENUE:
     Assisted living community revenue                     $  76,887          $  10,781          $   5,292 (A)       $  92,960
     Management fees from affiliates                             388               --                 --                   388
                                                           ---------          ---------          ---------           ---------
               Total revenue                                  77,275             10,781              5,292              93,348

EXPENSES
     Assisted living community operating expenses             51,247              7,036              3,303 (B)          61,586
     Assisted living community lease expenses                 15,773              3,320               (219)(C)          18,874
     General and administrative                               15,759               --                 --                15,759
     Depreciation and amortization                             4,896                375              1,470 (D)           6,741
                                                           ---------          ---------          ---------           ---------
               Total expenses                                 87,675             10,731              4,554             102,960
                                                           ---------          ---------          ---------           ---------

Income (loss) from operations                                (10,400)                50                738              (9,612)
                                                           ---------          ---------          ---------           ---------
OTHER INCOME (EXPENSE):
     Interest income                                           1,821               --                 --                 1,821
     Other income, net                                           321               --                 --                   321
     Gain on sale of LLC interests                             5,511               --                 --                 5,511
     Interest expense                                         (4,568)              (350)              (583)(E)          (5,501)
                                                           ---------          ---------          ---------           ---------
               Total other income (expense)                    3,085               (350)              (583)              2,152
                                                           ---------          ---------          ---------           ---------

Loss from continuing operations before income taxes           (7,315)              (300)               155              (7,460)

Income tax expense                                               484               --                 --                   484
                                                           ---------          ---------          ---------           ---------
Loss from continuing operations before minority
  interest income of majority owned entities                  (7,799)              (300)               155              (7,944)

Minority interest in income of majority owned entities           773               --                 --                   773
                                                           ---------          ---------          ---------           ---------

Loss from continuing operations                            $  (8,572)         $    (300)         $     155           $  (8,717)
                                                           =========          =========          =========           =========


Loss per share from continuing operations                  $   (0.77)                                                $   (0.78)
                                                           =========                                                 =========

Weighted average common shares outstanding                    11,171                                                    11,171
                                                           =========                                                 =========



 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

     ARV Assisted Living Inc. and Subsidiaries
     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

     NOTE 1:  Unaudited Pro Forma Balance Sheet Adjustments

         (A) To record the property, furniture and equipment acquired at their estimated fair value. The property, furniture and equipment will be depreciated over five to 35 years.

         (B) To record the cash paid to acquire the property, furniture and equipment.

         (C) To record the goodwill related to the assets acquired. The goodwill will be amortized over assumed lives of the related properties ranging from 13.5 to 35 years.

         (D) To record the assumption of the current and long-term portions of the long-term debt, related to the property, furniture and equipment acquired.


     NOTE 2:  Unaudited Pro Forma Statement of Operations Adjustments

         (A) To record the revenues for all communities as if they had been owned by the Assisted Living Group as of April 1, 1997.

         (B) To record the elimination of management fees paid to the Hillsdale Group. LP. ARV will not pay management fees in connection with the operation of these communities.

                  To record an estimated increase in property taxes related to higher property tax basis for the assets acquired.

                  To record the assisted living community operating expenses for all communities as if they had been owned by the Assisted Living Group as of April 1, 1997.

         (C) To record the elimination of lease expense for a community leased by the Assisted Living Group, which ARV has acquired in fee and to record the effects of an amendment to one community's lease agreement.

         (D) To record the depreciation and amortization expense associated with the goodwill and increased book value of the assets acquired.

                  To record the depreciation and amortization expenses for all communities as if they had been owned by the Assisted Living Group as of April 1, 1997.

         (E) To record additional interest expenses on debt related to acquisitions made by the Assisted Living Group during the nine-month period ended December 31, 1997 as if these acquisitions took place as of April 1, 1997.



(c)   Exhibits

         Number                     Exhibit

          10.1 Purchase and Sale Agreement by and between 270 Center Associates, Limited Partnership and ARV Assisted Living, Inc. dated as of February 12, 1998, incorporated by reference to Exhibit 10.1 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.2 Amendment to Purchase and Sale Agreement by and between 270 Center Associated, Limited Partnership and ARV Assisted Living, Inc. dated as of March 2, 1998, incorporated by reference to Exhibit 10.2 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.3 Second Amendment to Purchase and Sale Agreement by and between 270 Center Associated, Limited Partnership and ARV Assisted Living, Inc. dated as of April 10, 1998, incorporated by reference to Exhibit
                                   10.3 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.4 Purchase and Sale Agreement by and between TH Group, Inc. and ARV Assisted Living, Inc. dated as of February 12, 1998, incorporated by reference to Exhibit 10.4 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.5 Amendment to Purchase and Sale Agreement by and between TH Group, Inc. and ARV Assisted Living, Inc. dated as of March 2, 1998, incorporated by reference to Exhibit 10.5 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.6 Second Amendment to Purchase and Sale Agreement by and between TH Group, Inc. and ARV Assisted Living, Inc. dated as of April 10, 1998, incorporated by reference to
                                   Exhibit 10.6 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.7 Purchase and Sale Agreement by and between The Hillsdale Group, LP and ARV Assisted Living, Inc. dated as of February 12, 1998, incorporated by reference to Exhibit 10.7 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.8 Amendment to Purchase and Sale Agreement by and between The Hillsdale Group, LP and ARV Assisted Living, Inc. dated as of March 2, 1998, incorporated by reference to Exhibit
                                   10.8 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.9 Second Amendment to Purchase and Sale Agreement by and between The Hillsdale Group, LP and ARV Assisted Living, Inc. dated as of April 6, 1998, incorporated by reference to Exhibit 10.9 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

          10.10 Letter Re: Assignment of right to take title of Encino Hills Terrace dated June 30, 1998, incorporated by reference to Exhibit 10.10 to the Company's 8-K filed with the Securities and Exchange Commission on July 17, 1998.

           99.1 The Assisted Living Group Audited Financial Statements for the Year Ended March 31, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.


  By:             /s/ Graham Espley-Jones
                 ------------------------------------------------------
                  Graham Espley-Jones
                  Executive Vice President and Chief Financial Officer
                  (Duly authorized officer)


Date:  July 20, 1998